UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 4, 2006

MAXCO, INC.
(Exact name of registrant as specified in its charter)

Michigan	0-2762	38-1792842
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1005 Charlevoix Dr. Suite 100, Grand Ledge, Michigan	48837
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (517) 627-1734

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On October 4, 2006, Maxco, Inc. issued a press release announcing that it has received a revised, non-binding letter of interest to acquire substantially all the assets of its wholly owned subsidiary, Atmosphere Annealing, Inc. for cash, revising the previously announced Letter of Interest dated August 16, 2006. The press release is included herewith as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to this Item 8.01 shall in no way be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit 99.1 Press release dated October 4, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Maxco, Inc.
(Registrant)

Date: October 5, 2006	/s/ Lawrence O. Fields
(Signature)

Lawrence O. Fields
Chief Financial Officer